SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 30, 2000



                           TOTAL RESEARCH CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      0-15692               22-2072212
            --------                      -------               ----------
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
           incorporation)                                    identification no.)

         Princeton Corporate Center
              5 Independence Way
             Princeton, New Jersey                     08540
             ---------------------                     -----
(Address of principal executive offices)             (Zip code)

         Registrant's telephone number, including area code: (609) 520-9100


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.       Other Events.

         On May 30, 2000, the Company filed a Form 8-K (Accession no. 000080358-00-000006) describing its acquisition of Romtec Plc ("Romtec"). In that Form 8-K, the Company stated that it would file financial statements and pro forma financial information with respect to the Romtec acquisition under cover of a Form 8-K/A as soon as possible.

         After reviewing the Company's financial statements and the financial statements of Romtec and applying the tests set forth under the Form 8-K filing rules, it was determined that the acquisition of Romtec did not constitute a "significant" acquisition under those rules and thus was not required to be reported by the Company. As a result, the Company does not intend to publish financial statements and pro forma financial information specific to this transaction.

 (a)     Exhibits.

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TOTAL RESEARCH CORPORATION


Date:  September 28, 2000                  By:/s/Albert Angrisani
                                              ----------------------------------
                                                 Albert Angrisani
                                                 Chief Executive Officer